UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021 (February 10, 2021)

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 10, 2021, Synacor, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, CLP SY Holding, LLC, a Delaware limited liability company (“CLP Parent”), and SY Merger Sub Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of CLP Parent (“Merger Sub”), pursuant to which Merger Sub will commence a tender offer (the “Offer”) to purchase any and all of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Company Shares”), at a price per Company Share of $2.20, in cash, without interest and subject to any withholding taxes required by applicable law (such amount or any higher amount per Company Share that may be paid pursuant to the Offer, the “Offer Price”).

Pursuant to the Merger Agreement, Merger Sub has agreed to commence the Offer as promptly as reasonably practicable (but in no event later than 15 business days) after the date of the Merger Agreement.

The Merger Agreement provides that the Company may not solicit or support any alterative acquisition proposals (subject to customary exceptions for the Company’s Board of Directors to respond to unsolicited proposals or intervening events in the exercise of its fiduciary duties). In addition, in connection with the termination of the Merger Agreement in certain circumstances, the Company will be obligated to pay a termination fee of $3.5 million and/or reimburse CLP Parent for related enforcement costs incurred in connection with the transactions contemplated by the Merger Agreement.

The closing of the Offer is subject to various conditions, including there being validly tendered in the Offer (in the aggregate) and not properly withdrawn prior to the expiration of the Offer that number of Company Shares that equals at least a majority in voting power of the Company Shares then issued and outstanding (the “Minimum Condition”).

As soon as practicable following the acceptance by Merger Sub of the Company Shares in the Offer, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement, with the Merger to be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”). As a result of, and at the effective time of the Merger (the “Effective Time”), each outstanding Company Share not purchased in the Offer (other than any Company Shares for which the holder has properly demanded the appraisal of such shares pursuant to the DGCL) will be converted automatically into the right to receive a cash amount, without interest, subject to any withholding of taxes required by applicable law, equal to the Offer Price (referred to as the “Merger Consideration”).

At the Effective Time, subject to the terms and conditions set forth in the Merger Agreement, each stock option to purchase Company Shares (an “Option”), each restricted share unit award (an “RSU”) and each performance share unit award (a “PSU”) of the Company that is outstanding immediately prior to the Effective Time, whether vested or unvested as of the Effective Time, will automatically be cancelled and converted into the holder’s right to receive a cash amount equal to the product of (i) the total number of Company Shares underlying such Option, RSU or PSU and (ii) (a) in the case of any such Option, the excess (if any) of the Merger Consideration over the per-share exercise price of such Option, and (b) with respect to any such RSU or PSU, the Merger Consideration. If the per-share exercise price of an Option is equal to or greater than the Merger Consideration, such Option shall be cancelled for no consideration.

Pursuant to an equity commitment letter dated February 10, 2021, Centre Lane Partners V, L.P. has committed to provide CLP Parent, on the terms and subject to the conditions set forth in the equity commitment letter, at the Effective Time, with an aggregate equity contribution of up to $87,597,343 plus the aggregate amount payable to holders of Options, RSUs, and PSUs pursuant to the Merger Agreement. This amount is sufficient to fund the payment of the Offer Price for all of the Company Shares tendered in the Offer and the Merger Consideration for all the Company Shares exchanged in the Merger and any other amounts required to be paid in connection with the transaction (including any amounts payable in respect of the Options, RSUs and PSUs under the Merger Agreement).

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described herein, the Merger Agreement is not intended to provide any other factual, business or operations information about the Company.

The Merger Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that the Company delivered in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. The information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Pursuant to the terms of the Merger Agreement, the Offer and the Merger are subject to certain other customary closing conditions, including, but not limited to, the Minimum Condition, the receipt of regulatory approvals, the continued accuracy of the representations of the Company and the absence of any material breach of the Company’s covenants or material adverse effect with respect to the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

Item 7.01	Regulation FD.

On February 11, 2021, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01	Other Events.

Tender and Support Agreement

Simultaneously with the execution and delivery of the Merger Agreement, Merger Sub, SY Holding Corporation, a Delaware corporation and the sole stockholder of Merger Sub, and certain key stockholders of the Company (consisting of funds associated with Pacven Walden Management Co., Ltd. and 180 Degree Capital Corp.) entered into a Tender and Support Agreement (the “Tender and Support Agreement”) pursuant to which such stockholders have agreed, among other things, (i) to tender all of such stockholder’s respective Company Shares pursuant to and in accordance with the terms of the Offer, subject to the terms and conditions of the Tender and Support Agreement, and (ii) to vote all such stockholder’s respective Company Shares in favor of the Merger and any related matters on which such stockholders may be called to vote. The Tender and Support Agreement will terminate upon termination of the Merger Agreement and certain other specified events.

The persons signing the Tender and Support Agreement currently beneficially own an aggregate of approximately 17.4% of the issued and outstanding Company Shares. The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Tender and Support Agreement, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

*****

Additional Information and Where to Find It

The tender offer for the outstanding shares of Company common stock described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company’s common stock, nor is it a substitute for any tender offer materials that CLP Parent, Merger Sub or the Company will file with the U.S. Securities and Exchange Commission (the “SEC”). A solicitation and offer to buy shares of the Company common stock will be made only pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the tender offer is commenced, CLP Parent will cause Merger Sub to file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. COMPANY STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE RELATED SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT WILL BE FILED BY THE COMPANY WITH THE SEC, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO THAT SHOULD BE READ CAREFULLY. Both the tender offer statement and the solicitation/recommendation statement will be made available at no charge on the SEC’s website: www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other tender offer documents (once they become available) will be mailed to the Company’s stockholders free of charge and additional copies may be obtained free of charge, by contacting Synacor Investor Relations by e-mail at ir@synacor.com or on the Company’s website at www.synacor.com. In addition to the offer to purchase, the related letter of transmittal and certain other documents, as well as the solicitation/recommendation statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are available to the public at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.synacor.com.

Cautionary Note Regarding Forward-Looking Statements

This filing, as well as the exhibits attached hereto, contain forward-looking statements within the meaning of the federal securities law, including, without limitation, the potential benefits of the proposed transaction, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction, that are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Such statements are subject to risks and uncertainties that include, but are not limited to: (i) uncertainties as to the timing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement; (vii) the diversion of management attention from business operations to the transactions; (viii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by CLP Parent, Merger Sub and the Company, as applicable, which are or will be available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in the Company’s most recent Annual Report on Form 10-K are not exclusive and further information concerning the Company and its businesses, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. The forward-looking statements in this communication speak only as of the date hereof. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 10, 2021, by and among the Company, CLP SY Holding, LLC and SY Merger Sub Corporation.

99.1	Press Release, dated February 11, 2021, issued by the Company.

99.2	Form of Tender and Support Agreement, dated as of February 10, 2021, by and among SY Holding Corporation, SY Merger Sub Corporation, and certain stockholders of the Company.

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: February 11, 2021	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary